UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2022

Revolution Medicines, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39219	47-2029180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

700 Saginaw Drive
Redwood City, California 94063
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 481-6801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RVMD	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On January 11, 2022, Revolution Medicines, Inc. (the “Company”) confirmed to investors that it continues to expect that its net loss for the year ended December 31, 2021 to be between $170 million and $190 million, which includes estimated non-cash stock-based compensation expense of approximately $20 million.

This information furnished under this Item 2.02 shall not be considered “filed” under the Securities Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into any future filings under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 7.01	Regulation FD Disclosure.

On January 11, 2022, the Company provided a corporate presentation relating to its research and development programs by posting an additional corporate presentation to the investor section of the Company’s website at: https://ir.revmed.com/events-and-presentations. The Company’s additional corporate presentation is attached hereto as Exhibit 99.1.

The furnishing of the attached presentation is not an admission as to the materiality of any information therein. The information contained in the slides is summary information that is intended to be considered in the context of more complete information included in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures. For important information about forward looking statements, see the slide titled “Legal Disclaimer” in Exhibit 99.1 attached hereto.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act. The information contained in this Item 7.01 and in the presentation attached as Exhibit 99.1 to this Current Report shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

The Company’s corporate presentation on January 11, 2022 included the following information.

The Company remains on track to file an investigational new drug (“IND”) application in the first half of 2022 for its RAS(ON) Inhibitor, RMC-6236 (RASMULTI), and expects to provide evidence of first-in-class single agent activity for this compound in 2023. The Company also remains on track to file an IND application in the first half of 2022 for its RAS(ON) Inhibitor RMC-6291 (KRASG12C) and expects to provide preliminary evidence of superior activity for this compound in 2023.

The Company announced that it has advanced two new RAS(ON) Inhibitors into IND-enabling development: RMC-9805, an oral, mutant-selective, covalent inhibitor of KRASG12D and RMC-8839, an oral, mutant-selective, covalent inhibitor of KRASG13C. The Company expects to file an IND application for RMC-9805 in the first half of 2023 and an IND application for RMC-8839 in the second half of 2023.

The Company also announced that the first patient has been dosed in RMC-4630-03, its global, multicenter, open-label Phase 2 study evaluating the efficacy, safety, tolerability, and pharmacokinetics of RMC-4630 in combination with Lumakras™ (sotorasib), Amgen’s KRASG12C inhibitor, in subjects with advanced non-small cell lung cancer. The Company is sponsoring the RMC-4630-03 study under its global partnership with Sanofi and conducting the trial in collaboration with Amgen, which is supplying sotorasib to study sites globally. The Company expects to complete enrollment in RMC-4630-03 in the second half of 2022, to provide preliminary evidence of the clinical benefit of RMC-4630 as a RAS Companion Inhibitor from the RMC-4630-03 study in the second half of 2022 and to provide additional evidence of the clinical benefit of this compound from this study in 2023.

The Company also reported initial findings from the ongoing dose escalation portion of its Phase 1/1b clinical trial of RMC-5552, the Company’s mTORC1 inhibitor, including preliminary evidence of clinical activity against advanced tumors with mutations associated with hyperactive mTORC1 signaling. To date, all four efficacy evaluable patients treated with 6 mg per week have experienced disease control, including one patient with a confirmed partial response with a 63% reduction from baseline and the other three with stable disease. The Company expects to provide additional evidence of single agent activity for this compound in 2023.

The Company’s SOS1 inhibitor, RMC-5845, is ready for preparation of an IND application based on the Company’s preclinical development.

Forward Looking Statements

This report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this report that are not historical facts may be considered “forward-looking statements”, including, without limitation, statements regarding the Company’s expected net loss and stock-based compensation expense; the Company’s development plans and timelines and its ability to advance its portfolio and R&D pipeline; dosing and enrollment in the Company’s clinical trials and the tolerability and potential efficacy of the Company’s candidates being studied; planned IND applications for RMC-6236, RMC-6291, RMC-9805 and RMC-8839; completion of enrollment in the RMC-4630-03 study and evidence of clinical benefit for RMC-4630; and the Company’s expectation of providing additional evidence of single agent activity for RMC-5552. Forward-looking statements are typically, but not always, identified by the use of words such as “may,” “will,” “would,” “believe,” “intend,” “plan,” “anticipate,” “estimate,” “expect” and other similar terminology indicating future results. Such forward-looking statements are subject to substantial risks and uncertainties that could cause the Company’s development programs, future results, performance or achievements to differ materially from those anticipated in the forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties inherent in the drug development process, including the Company’s programs’ early stage of development, the process of designing and conducting preclinical and clinical trials, the regulatory approval processes, the timing of regulatory filings, the challenges associated with manufacturing drug products, the Company’s ability to successfully establish, protect and defend its intellectual property, other matters that could affect the sufficiency of the Company’s capital resources to fund operations, reliance on third parties for manufacturing and development efforts, changes in the competitive landscape and the effects on the Company’s business of the worldwide COVID-19 pandemic. For a further description of the risks and uncertainties that could cause actual results to differ from those anticipated in these forward-looking statements, as well as risks relating to the business of the Company in general, see the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 10, 2021, and its future periodic reports to be filed with the Securities and Exchange Commission. Except as required by law, the Company undertakes no obligation to update any forward-looking statements to reflect new information, events or circumstances, or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Company presentation dated January 11, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVOLUTION MEDICINES, INC.

Date: January 11, 2022	By:	/s/ Mark A. Goldsmith
Mark A. Goldsmith, M.D., Ph.D.
President and Chief Executive Officer